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                                                                    Exhibit 21.1

Medex, Inc. Significant and Other Subsidiaries

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
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                                                     STATE OR OTHER JURISDICTION OF
      NAME OF SUBSIDIARY                            INCORPORATION OR ORGANIZATION
-------------------------------------------------------------------------------------
MedVest Holdings Corp                             Ohio
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Medex, Inc.                                       Ohio
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Medex Medical, Inc.                               Ohio
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Medex Cardio-Pulmonary Inc.                       Ohio
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Medex de Mexico SA de CV                          Mexico
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Medex de Costa Rica, Ltda.                        Costa Rica
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Medex Canada, Inc.                                Canada
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Medex Japan KK                                    Japan
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Medex Medical France SARL                         France
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Medex EU SARL                                     Luxembourg
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Medex Financial SARL                              Luxembourg
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Medex Espana                                      Spain
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Medex Medical Ltd.                                United Kingdom
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Ashfield Medical Systems Ltd.                     Scotland
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Medex Medical                                     Switzerland
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Medex Do Brasil Productos Hospitalares, Ltda.     Brazil
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Medex Italia SRL                                  Italy
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Medex Holding GmbH                                Germany
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Medex Medical GmbH and Co KG                      Germany
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AS Medical GmbH                                   Germany
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